UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 11, 2021

Ollie's Bargain Outlet Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37501	80-0848819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

6295 Allentown Boulevard Suite 1 Harrisburg, Pennsylvania	17112
(Address of Principal Executive Offices)	(Zip Code)

(717) 657-2300
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2021, a subsidiary of Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its employment agreement (as amended, the “Employment Agreement”), with Mr. Kevin McLain pursuant to which: (1) Mr. McLain’s base salary was increased from $225,000 to $290,000 a year; and (2) the calculation for Mr. McLain’s performance bonus shall be based on 100% of the Maximum EBITDA Threshold rather than 80% of such amount.

The foregoing description of the Amendment to the Employment Agreement is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

There are no arrangements or understandings between Mr. McLain and any other person pursuant to which Mr. McLain was appointed as an officer of the Company.  Mr. McLain does not have any family relationship with any director or officer of the Company or any other person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. McLain has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On April 11, 2021, a subsidiary of Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its employment agreement (as amended, the “Employment Agreement”), with Mr. Kenneth Robert Bertram pursuant to which: (1) Mr. Bertram’s title was amended to “Senior Vice President, General Counsel” from “Vice President, General Counsel”; (2) Mr. Bertram’s base salary was increased from $185,000 to $240,000 a year; and (3) the calculation for Mr. Bertram’s performance bonus shall be based on 80% of the Maximum EBITDA Threshold rather than 60% of such amount.

The foregoing description of the Amendment to the Employment Agreement is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

There are no arrangements or understandings between Mr. Bertram and any other person pursuant to which Mr. Bertram was appointed as an officer of the Company.  Mr. Bertram does not have any family relationship with any director or officer of the Company or any other person nominated or chosen by the Company to become a director or executive officer, and there are no transaction in which Mr. Bertram has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

EXHIBIT INDEX
Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated April 11, 2021, by and between Ollie’s Bargain Outlet, Inc. and Kevin McLain.
10.2	Amendment to Employment Agreement, dated April 11, 2021, by and between Ollie’s Bargain Outlet, Inc. and Kenneth Robert Bertram.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: April 15, 2021	By:	/s/ Jay Stasz
Name: Jay Stasz
Title: Senior Vice President and Chief Financial Officer

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